Exhibit 32.2

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of UNR Holdings, Inc., a Colorado corporation (the “Company”), on Form 10-Q for the fiscal quarter ended September 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), Iuriy Vladimirovich Shevchenko, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Iuriy Vladimirovich Shevchenko
Iuriy Vladimirovich Shevchenko Chief Financial Officer December 3, 2012

[A signed original of this written statement required by Section 906 has been provided to UNR Holdings, Inc. and will be retained by UNR Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]